================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                  FORM  8 - K

                                 Current Report



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                                 July 21, 1998
                       (Date of earliest event reported)

--------------------------------------------------------------------------------

                           GOLDEN STATE BANCORP INC.
             (Exact name of registrant as specified in its charter)


                                   333-28037
                            (Commission File Number)




        Delaware                                      95-4642135
(State or other jurisdiction                       (I.R.S. Employer
     of incorporation)                          Identification Number)


414 North Central Avenue, Glendale, California          91203
(Address of principal executive office)              (Zip Code)



               Registrant's telephone number, including area code
                                 (818) 500-2000

================================================================================

Item 5.  Other Events

         On July 21, 1998, Golden State Bancorp Inc., the parent company of Glendale Federal Bank, Federal Savings Bank, issued a press release (the "Press Release") announcing its results of operations for the fourth quarter and the fiscal year ended June 30, 1998. The results of operations include those of CENFED Financial Corporation from April 21, 1998, the date of the merger, through June 30, 1998. Attached hereto as
         Exhibit 99.1 is a copy of the Press Release, which is incorporated herein by reference.

Item 7.  Financial Statements, Pro-Forma Financial Information and Exhibits

         (c)  Exhibits

              99.1     Press release, dated July 21, 1998.

                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.






                                               Golden State Bancorp Inc.
                                           --------------------------------
                                                     (Registrant)



Date:    July 30, 1998                 By:  /s/ John E. Haynes
      -----------------------              --------------------------------
                                           John E. Haynes
                                           Chief Financial Officer